Investor Presentation 4th Quarter 2014

2 Any forward-looking statements made in this presentation reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward- looking statements could be affected by the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements with Royal & Sun Alliance Insurance plc; the inability to receive the required regulatory approvals to complete the acquisitions; risks that the proposed acquisitions disrupt each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the acquisitions; the amount of costs, fees, expenses and charges related to the acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Cautionary Note Regarding Forward-Looking Statements

3 Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

General Casualty 21% Professional Liability 15% Healthcare 9% Specialty Reinsurance 7% Property Reinsurance 16% General Property 8% Other 11% Programs 4% (1) 4 • Niche specialty insurance and reinsurance products offered across a global platform with operations in the U.S., Bermuda, Canada, Lloyd’s, Europe, Hong Kong, Singapore and Australia • Emphasis on insurance and casualty lines with opportunistic reinsurance and property capabilities • Customer focus o Moving closer to clients o Demonstrated expertise in markets in which we underwrite o A “go to” market for targeted lines and industry verticals such as healthcare and real estate/construction Allied World – A Niche Mix of Specialty Lines 74% Casualty / 26% Property Total 2014 GPW: $2,935M We are a leading specialist insurance company with a broad range of product offerings, global capabilities and significant U.S. focus (1) Other includes the followings lines: general aviation, marine cargo, trade credit, North American M&A, primary construction, surety, energy, environmental, and inland marine. Insurance 68% Reinsurance 32%

5 2007 GPW: $1,506M Since 2007, Allied World has built out a full U.S. specialty franchise, and more recently has focused on developing the platform outside North America Total 2014 GPW: $2,935M Allied World 2007 Experienced Management: Shifting the Business Focus Build out via expansion in Europe and Asia, including the launch of Syndicate 2232 at Lloyd’s, and the agreements to acquire RSA Hong Kong and Singapore, which are expected to add ~$250M of additional annual premiums Post the 2008 Darwin acquisition, the North American segment has increased significantly with focus on small and middle market account primary and specialty business Reinsurance segment is flexible, with a strong U.S. and growing international presence Allied World TODAY Global Markets Insurance 17% North American Insurance 48% Global Markets Insurance 10% Reinsurance 32% North American Insurance 58% Darwin(1) (1) 2008 Darwin GPW of $301M. Reinsurance 35% Gross premiums written have largely doubled over seven years, representing a CAGR of 10%

Allied World’s Evolution Significant milestones achieved over the past six years have shaped a global franchise 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 Allied World Zug Office Opens Build out of additional North American Insurance lines, including Defense Base Act, Surety, Construction, and Environmental, as well as Crop Reinsurance Build out of European platform including Aviation, Marine, Onshore Construction and Primary Casualty Signed Definitive Agreements to Acquire RSA Hong Kong and Singapore Operations 6 Launched a direct and facultative insurance business in Miami (1) In the fourth quarter of 2012, Allied World Financial Services, Inc. entered into four strategic partnerships with Cunningham Lindsey, MatlinPatterson, Aeolus Capital Management and Crescent Capital Group.

7 Strategy of Hiring Focused, Experienced Leadership Year Added Underwriting Team Senior Underwriters Average Years Industry Experience Selected Former Experience 2009 Defense Base Act 6 20 AIG, ACE 2011 Crop Reinsurance 1 28 Platinum 2011 Inland Marine 8 15 Axis, OneBeacon 2012 Construction 1 17 AIG 2012 Environmental 6 12 AIG, Tokio Marine 2012 U.S. M&A 5 12 AIG, Gulf, HIG, Banking/Finance/Legal Roles 2013 Aviation 3 15 Alterra/Markel 2013 Marine 3 21 Alterra, CV Starr, AIG, RSA 2013 Primary Casualty 3 37 XL Insurance, HCC 2013 Surety 6 10 AIG, American Safety, International Fidelity 2014 Architects & Engineers 2 35 AIG 2014 Onshore Construction 2 19 AIG, Munich Re 2014 Property Energy 2 35 Arch (1) (1) Senior underwriters are Assistant Vice President level and above; (2) Construction (North America); (3) Marine consists of Marine Cargo and Marine Liability; (4) North America Architects & Engineers; (5) Onshore Construction (Global Markets); (6) Canada Property Energy. (2) (4) (5) Targeted growth driven by key teams with seasoned experience and a shared culture (6) (3)

Investment Strategy

Focused on maximizing total return performance via a diversified portfolio

- We focus on total investment return as a key driver of book value growth, of which net investment income is one component
  - All investments categorized as "trading", with mark to market flowing through the income statement
  - Similar treatment of cash and derivatives
  - Senior management incentive compensation largely focused on net income
  - Emphasis on detailed transparency
- We currently maintain a short duration, overweight credit position in core fixed income
- We continue to build out the non-core portfolio including equity investments through Allied World Financial Services



Total Investment Return ($MM)
2008(1)
2009(2)
2010
2011
2012
2013
2014
$20
$309
($273)
($16)
$557
$179
$77
$301
$469
$286
$244
($61)
$160
$10
$196
($46)
$455
$306
$167
($18)
$217
$59
$158
$266
$89
$177
Portfolio Size ($Bn)
$6.9
$7.5
$8.0
$8.1
$8.8
$8.4
$8.5
Net investment income
Realized gains (losses)
Change in unrealized gains (losses)



Book Yield vs. Total Return
0.3%
4.8%
7.7%
4.2%
6.1%
3.3%
2.0%
2.5%
5.5%
2.1%
2.6%
1.9%
3.1%
2.1%
2008(1)
2009(2)
2010
2011
2012
2013
2014
Total Return
Annualized Book yield

(1) Prior to the 2009 move from an "available for sale" portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio.

(2) 2009 excludes the impact of adopting ASC 320-10-65.

ALLIED WORLD

8

$2,417 $3,213 $3,075 $3,149 $3,326 $3,520 $3,778 $499 $499 $798 $798 $798 $798 $818 -$646 -$682 -$1,475 -$1,658 -$1,975 -$2,214 -$2,488 $2,916 $3,712 $3,873 $3,947 $4,124 $4,318 $4,596 $15.35 $19.85 $24.76 $26.70 $30.86 $34.20 $38.27 2008 2009 2010 2011 2012 2013 2014 Accumulated Share and Warrant Repurchases & Dividends Debt Shareholders' Equity Diluted Book Value per Share 9 Active Capital Management Improves Shareholder Value Diluted book value per share has more than doubled since 2008 Capital Management History • Share Repurchases: o Over $2.0 billion of shares and warrants repurchased since December 2007 o Approximately $410 million of remaining authorization in the share repurchase program as of February 2015, with the plan expiring in May 2016 • Dividends: o Increased the annual dividend 35% in May 2014 to $0.90 per share after a dividend increase of 33% in May 2013 to $0.67 per share o Over $425(2) million of common dividends paid since going public in 2006 • Conservative Capital Position: o Financial leverage of 17.8% at December 2014 (In millions, except for per share amounts) (1) Excludes $243.8 million syndicated loan that was repaid on February 23, 2009. (2) Includes dividends paid in January 2015. (1) (2)

36.2% 37.8% 40.7% 45.4% 47.8% 55.4% 60.4% 63.1% 68.2% 70.7% 78.4% 79.4% 83.7% 99.5% Allied World RLI W.R. Berkley Markel XL Arch ProAssurance Axis HCC Endurance Aspen Navigators Hanover Argo 10 Superior Value Creation (1) Five Year Growth in Book Value per Share 2010 – 2014 Growth in book value per share calculated by taking change in book value per share from Q1 2010 through Q4 2014 adjusted for regular and special dividends. Diluted book value per share used when available; Financial data is as of Q4 2014. (1) Includes dividend of $0.225 per share declared in Q4 2014. Source: SNL Financial, Company filings. Peer Average = 59.0% Allied World CAGR = 14.8%

11 Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Healthcare 14% Inland Marine 4% Primary General Casualty 13% Programs 7% D&O Private 4% D&O Public 10% E&O 8% Environmental 3% Excess General Casualty 19% M&A 5% General Property 11% 12 North American Insurance Segment • Property and casualty insurance for small and middle-market and Fortune 1000 companies through 13 offices in North America o Fortune 1000-focused Bermuda platform is the largest direct business in Bermuda o Branch office network across the U.S. and Canada brings increased access to low limit accounts • Industry verticals strategy o Focused on servicing products in select specialty industry classes, including healthcare, private/non-profit, and public entity/construction • Specialty product capabilities • Admitted and excess & surplus lines (E&S) capabilities in all 50 states Allied World North American Insurance Total 2014 GPW: $1,716M Specialty franchise with niche product offerings and expertise across primary and excess lines Primary Construction 2%

General Casualty 13% Professional Lines 32% Aviation 13% Marine 4% General Property 14% SME 5% Trade Credit 11% 13 Allied World Global Markets Insurance Global Markets Insurance Segment • Focused European and Lloyd’s expansion has driven growth • Lloyd’s Syndicate 2232 o Launched own Managing Agency at Lloyd’s in April 2014 o Increased capacity and new lines added • Specialty product capabilities: o Recent entry into aviation, marine cargo and liability, onshore construction and primary casualty • RSA Hong Kong and Singapore should materially increase Allied World’s Asian platform by providing access to attractive business and distribution o Transaction likely to close early in the second quarter of 2015 Total 2014 GPW: $280M A targeted global presence poised for further growth (1) (1) SME: Small to medium enterprise. Healthcare 8%

14 • Flexible approach to respond to dynamic market opportunities o Strategic partnership with Aeolus Capital Management • U.S. operation has access to U.S. regional business and strong local relationships o Property reinsurance capabilities that focus on small and medium account regional carriers • Strategic Bermuda platform o Property catastrophe, property per risk, workers’ compensation catastrophe, accident & health and specialty casualty • Miami, Singapore and Swiss offices and Lloyd’s Syndicate 2232 increase global reach and drive targeted growth Reinsurance Segment Total 2014 GPW: $939M Allied World Reinsurance Flexibility to take advantage of opportunities as they arise Global CAT 15% Global Property 5% North American Property 9% Global Marine & Aerospace 5% North American General Casualty 15% Global Casualty 7% Specialty 5% Crop 10%North American CAT 22% Professional Liability 7%

15 Page Intentionally Left Blank

16 Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

17 Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity ($ in millions, except per share amounts) Financial Highlights Operating Results 2010 2011 2012 2013 2014 Underwriting Income $207 $59 $97 $278 $323 Operating Income $398 $184 $203 $364 $415 Net Income $665 $275 $493 $418 $490 Operating Return on Average Equity 13.1% 6.0% 6.3% 10.6% 11.4% Net Income Return on Average Equity 21.9% 8.9% 15.3% 12.2% 13.4% Combined Ratio 84.9% 95.9% 94.5% 86.2% 85.2% Cash Flow from Operations $451 $548 $629 $114 $417 Total Financial Statement Portfolio Return 6.1% 2.0% 5.5% 2.6% 3.1% Ending Diluted Book Value per Share $24.76 $26.70 $30.86 $34.20 $38.27 Growth in Diluted Book Value per Share 24.7% 7.8% 15.6% 10.8% 11.9%

Expense Ratio Advantage Note: GAAP expense ratio; Financial data is as of full year 2014. (1) Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, PRA, RLI, THG, WRB, and XL. Source: SNL Financial, Company filings. Allied World has expanded its global operations, including: the build-out of the U.S. platform, the acquisition of Darwin, the establishment of a U.S. reinsurance platform and the opening of Lloyd's Syndicate 2232 A 4.7 point advantage compared to peers 18 (1) 22.5% 26.7% 30.2% 32.8% 30.1% 29.4% 30.2% 30.3% 30.1% 30.5% 32.2% 33.3% 33.3% 33.8% 33.9% 35.0% 2007 2008 2009 2010 2011 2012 2013 2014 Allied World Peer Average

19 Growth Balanced with Underwriting Profitability Five Year Performance Average Combined Ratio vs. Growth in Net Premiums Earned ProAssurance not shown on chart (five year average combined ratio of 67.2% with net premium earned five-year CAGR of 5.5%). Financial data is as of Q4 2014. Source: SNL Financial, Company filings. Consistent performance despite strong topline growth and a presence in varied lines of business Allied World Arch Argo Aspen Axis Endurance Hanover HCC Markel Navigators XL RLI W.R. Berkley (3%) 0% 3% 6% 9% 12% 15% 18% 80% 85% 90% 95% 100% 105% N et P re m iu m s Ea rn ed F iv e -y ea r C A G R 5 Year Average Combined Ratio

Strong Underwriting Results Since Inception

Historical Loss Ratios Through December 2014 ($MM)[1]

AY	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.6%	45.9%	52.0%	65.8%	65.1%	56.0%	54.9%	
Prior Year Development	0.0%	-4.9%	-5.8%	-3.6%	-8.2%	-10.2%	-24.2%	-18.8%	-23.0%	-17.4%	-9.7%	-9.0%	-9.7%	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	79.8%	64.7%	75.1%	83.2%	74.9%	65.0%	64.7%	
2002														
2003	($57)													($57)
2004	(27)	(53)												(79)
2005	(8)	(46)	6											(49)
2006	(16)	(43)	(45)	(8)										(113)
2007	6	(34)	(77)	(6)	(26)									(137)
2008	(9)	(88)	(100)	(74)	(8)	(34)								(313)
2009	(17)	(57)	(118)	(103)	12	2	32							(248)
2010	4	(11)	(57)	(147)	(54)	(25)	(23)	(1)						(313)
2011	(0)	(1)	(22)	(90)	(42)	(69)	(22)	(28)	20					(254)
2012	4	(4)	(9)	(11)	(82)	(91)	(35)	(8)	11	53				(170)
2013	15	(3)	(12)	(14)	(25)	(48)	(52)	(26)	(38)	7	16			(180)
2014	5	(2)	(6)	12	(25)	(39)	(10)	(69)	(44)	(7)	18	(45)		(213)
Subsequent Development	($99)	($341)	($441)	($440)	($251)	($303)	($109)	($133)	($51)	$53	$34	($45)		($2,125)
Loss Ratio Points	-22.8%	-29.1%	-32.1%	-32.4%	-18.1%	-22.6%	-8.5%	-10.1%	-3.7%	3.7%	1.9%	-2.3%		
AY Developed	47.2%	41.0%	49.6%	74.3%	49.6%	46.0%	71.3%	54.6%	71.3%	86.9%	76.8%	62.7%	64.7%	
Cat Losses			16.3%	28.0%			9.2%		5.9%	18.0%	10.0%		3.0%	
AY Developed Excl. Cat Losses	47.2%	41.0%	33.2%	46.3%	49.6%	46.0%	62.1%	54.6%	65.5%	68.9%	66.8%	62.7%	61.7%	
Case Incurred through 2014 Q4[2]	**45.1%**	**36.1%**	**47.7%**	**63.1%**	**40.5%**	**42.6%**	**58.7%**	**39.2%**	**55.5%**	**57.8%**	**50.3%**	**28.9%**	**18.4%**	
Remaining IBNR / EP Ratio @ 2014 Q4	**2.1%**	**4.9%**	**1.8%**	**11.2%**	**9.1%**	**3.3%**	**12.7%**	**15.4%**	**15.8%**	**29.1%**	**26.5%**	**33.8%**	**46.3%**	

[1] Pro-forma including Darwin development since inception.

[2] Case incurred loss ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

20

ALLIED WORLD

$113 $137 $313 $248 $313 $254 $170 $180 $213 2006 2007 2008 2009 2010 2011 2012 2013 2014 21 • Net reserves approximately 4.0% above mid-point of range at December 31, 2014 • Over $2.1 billion net favorable reserve development since inception • 72% of net reserves are IBNR Net Prior Year Reserve Releases(1) ($MM) (1) Pro-forma including Darwin development since inception. Prudent Reserving Philosophy December 31, 2014 Total: $4.5B Net Loss & LAE Reserve Mix at December 31, 2014 Case North American Insurance 16% IBNR Global Markets Insurance 7% Case Global Markets Insurance 2% IBNR Reinsurance 23% Case Reinsurance 10% IBNR North American Insurance 42%

Below Investment Grade Credit 4.1% Below Investment Grade Securitized 4.4% Equities 9.9% Hedge Funds 5.0% Private Equity Funds 4.2% 22 Core Assets 70.7% Non-Core Assets 29.3% Total Investment Portfolio at December 31, 2014: $8,539M Investment Portfolio Breakout Core assets include: cash and cash equivalents (7.9%), U.S. government securities (17.6%), U.S. government agencies (1.3%), non-U.S. government securities (2.2%), state, municipalities and political subdivisions (1.6%), mortgage-backed securities (11.0%), investment grade corporate securities (21.6%), and investment grade asset-backed securities (7.5%). Other Private Securities (AWFS) 1.7%

8.3% 5.8% 5.7% 4.9% 4.2% 3.3% 3.2% 3.2% 3.2% 3.1% 3.1% 2.8% 2.0% RLI WRB HCC THG NAVG PRA ACGL AGII XL AWH AHL ENH AXS MKL 6.7% 5.4% 2.9% 4.1% -0.1% 1.7% 1.0% 0.7% -0.9% 1.4% 2.7% 1.4% 7.7% 6.1% 2.0% 5.5% 2.6% 3.1% 2009 2010 2011 2012 2013 2014 Return from Fixed Income Strategy Return from Non-Core Strategy Customized Benchmark ³ 23 Investment Portfolio Return – Breakout and Peer Comparison • We have increased our allocation to investment strategies outside of the core fixed income portfolio • Portfolio was > 95% core fixed income in 2008 and has moved to a 71/29% core/non-core split at present • Returns from the non-core piece have generally had a disproportionately positive impact on the total investment return Composition of Allied World Total Investment Return 2014 Full-Year Total Return(2) Financial data as of full year 2014; NA indicates data not available at time of filing. (1) Blend of Barclays Aggregate benchmarks representative of the underlying sectors of our portfolio. (2) Source: Company filings. (3) Includes a one-time real estate related realized gain. Peer Average = 4.1% (2) 1 (1) NA (3)

4.2% 4.8% 6.0% 6.0% 7.0% 7.2% 7.6% 10.1% 10.4% 12.1% 12.1% 13.3% 13.9% 14.6% Arch W.R. Berkley Allied World ProAssurance RLI XL Argo Hanover Markel Navigators Aspen Endurance HCC Axis 24 Peer Comparisons – Net Income ROE Five Year Average Quarterly Annualized Net Income ROE 2010 – 2014 Financial data is as of Q4 2014. Source: SNL Financial, Company filings. Peer Average = 8.9%

25 Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Allied World Arch Argo Aspen Axis Endurance Hanover HCC Markel Navigators XL ProAssurance W.R. Berkley 0.6x 0.8x 1.0x 1.2x 1.4x 30% 45% 60% 75% 90% 105% 120% P ri ce t o D ilu te d Bo o k V al u e P er Sh ar e Five Year Growth in Diluted Book Value Per Share 26 Growth in book value per share calculated by taking change in diluted book value per share from Q1 2010 through Q4 2014 adjusted for dividends. Diluted book value per share used when available; RLI not shown on chart (five year growth in book value per share of 78% with price to book value of 2.50x as of February 24, 2015). Financial data is as of Q4 2014; Trading data is as of February 24, 2015. (1)Includes dividend of $0.225 per share declared in Q4 2014. Five Year Growth in Book Value per Share (through December 2014) vs. Price to Book Value @ February 24, 2015 Conclusion Allied World is attractively valued given its demonstrated ability to grow book value (1)

Allied World RLI Arch W.R. Berkley Aspen Axis Endurance Hanover HCC Navigators ProAssurance Argo Markel XL 5.0% 10.0% 15.0% 20.0% 25.0% 6% 8% 10% 12% 14% 16% To ta l S to ck R et u rn C A G R Five Year Value Creation CAGR 27 Five year value creation calculated by taking the change in diluted book value per share from Q1 2010 through Q4 2014 adjusted for dividends. Diluted book value per share used when available. Total stock return calculated by taking the change in end-of-day stock price from Q1 2010 through Q4 2014 adjusted for dividends; Financial data is as of Q4 2014. (1)Includes dividend of $0.225 per share declared in Q4 2014. Five Year Value Creation CAGR vs. Total Stock Return CAGR Conclusion Allied World has generated sector leading total value creation R2 = 0.55 (1)

28 Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

29 Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above. See slides 30 – 32 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

30 Non-GAAP Financial Measures - Reconciliations

31 Non-GAAP Financial Measures - Reconciliations

32 Non-GAAP Financial Measures - Reconciliations